Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: February 28, 2006

Distribution Date Summary

		Initial	Begin	End	# days
Distribution Date				3/20/2006
Collection Period			2/1/2006	2/28/2006	28
Monthly Interest Period - Actual			2/21/2006	3/20/2006	27
Monthly Interest - Scheduled					30
Pool Balance		733,163,743.80	220,096,796.04	208,667,703.41	—
Monthly Distribution Summary
	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	36,498,815.84	10,143,319.71	26,355,496.13	0.1745397
Class A-4 Notes	160,670,000.00	160,670,000.00	—	160,670,000.00	1.0000000
Class B Notes	18,329,000.00	6,431,795.96	1,285,772.92	5,146,023.04	0.2807585

Total Securities	723,999,000.00	203,600,611.80	11,429,092.63	192,171,519.17	0.2654306

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall

Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	55,356.54	—	55,356.54	—
Class A-4 Notes	2.4300%	325,356.75	—	325,356.75	—
Class B Notes	2.1000%	11,255.64	—	11,255.64	—

Total Securities		391,968.93	—	391,968.93	—

Available Collections

Principal Payments Received					11,245,406.61
Interest Payments Received					1,123,564.27
Receivables Repurchased during collection period - Principal					—
Receivables Repurchased during collection period - Interest					—
Recoveries on Defaulted Receivables					48,160.64

Total Available Collections					12,417,131.52

Reserve Account Transfer Amount					—

Total Available Funds					12,417,131.52

Summary of Distributions

Payment of Servicing Fee:					183,414.00
Payment of Class A Interest Amount:					380,713.29
First Priority Principal Distribution Amount:					—
Payment of Class B Monthly Interest:					11,255.64
Regular Principal Distribution Amount:					11,429,092.63
Payment to the Reserve Account to Maintain Specified Reserve Balance:					—

Remaining Available Funds (To the Holder(s) of the Certificates)					412,655.96

Release of excess reserve					6,213.53

Total Funds Remitted (To the Holder(s) of the Certificates)					418,869.49

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: February 28, 2006

Calculation of Servicing Fee

Beginning Pool Balance		220,096,796.04
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		183,414.00
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		183,414.00

Calculation of Class A Interest Amount Due

Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		—
Class A-3 Note Interest Accrued		55,356.54
Class A-4 Note Interest Accrued		325,356.75
Total Class A Note Interest Accrued During Period		380,713.29
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		380,713.29

Calculation of Class A Interest Amount Paid

Available Collections After Servicing Fee		12,233,717.52
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		380,713.29

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:

Beginning Class A Note Balance		197,168,815.84
Less: Ending Pool Balance		208,667,703.41

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:

Available Collections After Servicing Fee and Class A Interest		11,853,004.24
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due

Class B Note Interest Accrued		11,255.64
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		11,255.64

Calculation of Class B Interest Amount Paid

Available Collections After Servicing Fee, Class A Interest and First Priority Principal		11,853,004.24
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		11,255.64

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:

Aggregate Beginning Outstanding Note Balance		203,600,611.80
Less:
Ending Pool Balance	208,667,703.41
Less: Target Overcollateralization Amount	(16,496,184.24)	192,171,519.17

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		11,429,092.63

Available Funds, before Reserve Account Draw		11,841,748.59
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		11,429,092.63

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: February 28, 2006

Class A Principal Distribution Amount Due:

The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	197,168,815.84
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	187,025,496.14

10,143,319.71

(ii) the excess of (x) the Ending Pool Balance over (y) the Target
Overcollateralization Amount	192,171,519.17

4,997,296.67

Class A Principal Distribution Amount	10,143,319.71

Class B Principal Distribution Amount Due:

The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the
Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool
Balance and (y) the Target Overcollateralization Amount	1,285,772.92

Class B Principal Distribution Amount	1,285,772.92

Principal Distribution Amount Paid:

Available Collections for Principal Distribution	11,841,748.59
(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	10,143,319.71
(a) Class A-4 Notes	—
(ii) To the Class B Notes	1,285,772.92
(iii) To the Certificateholder	412,655.96
Target Overcollateralization Amount

Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,659,605.19
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	21,642,207.27

Target Overcollateralization Amount	16,496,184.24

Overcollateralization Amount

Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,496,184.24
Overcollateralization Excess/(Deficiency)	—
Overcollateralization Release Amount	—
Overcollateralization Increase Amount	—

Overcollateralization Amount	16,496,184.24

Reserve Account

Beginning Reserve Account Balance	1,832,909.36
Plus: Interest Accrued	6,213.53
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	1,839,122.89
Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	1,669,341.63
(b) 0.25% of the Initial Pool Balance	1,832,909.36
Reserve Account (Deficiency)/Excess	6,213.53
Deposit of Excess Available Funds	—
Release of excess reserve	6,213.53

Ending Reserve Account Balance	1,832,909.36

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: February 28, 2006

POOL STATISTICS

Collateral Pool Balance Data:
		Initial	Current
Net Pool Balance		733,163,743.80	208,667,703.41
Number of Current Contracts		41,825	22,863
Weighted Average Loan Rate		6.4000%	6.3572%
Weighted Average Remaining Term (months)		56.6	28.7

Net Loss Activity:
		Units	Principal Balance
Principal Losses for Current Collection Period		26	183,686.02
Less: Recoveries from Prior Months Charge offs			48,160.64
Net Principal Losses for Current Collection Period			135,525.38
Monthly Net Loss Rate (Annualized)			0.7389%

Beginning Net Principal Losses		970	6,908,461.39
Net Principal Losses for Current Collection Period		26	135,525.38
Cumulative Net Principal Losses		996	7,043,986.77
Cumulative Net Principal Loss Rate			0.9608%

Receivables for which related Financed Vehicle has been repossessed and not liquidated		12	117,834.05

Delinquencies Aging Profile - End of Period:
	Percentage $	Units	Outstanding Principal Balance

Current	87.37%	20,386	182,322,017.94
1 - 29 Days Delinquent	10.28%	2,034	21,454,991.54
30 - 59 Days Delinquent	1.36%	262	2,839,444.73
60 - 89 Days Delinquent	0.47%	79	981,965.59
90 - 119 Days Delinquent	0.17%	38	346,650.24
120-149 Days Delinquent	0.16%	29	339,333.62
150-179 Days Delinquent	0.05%	11	113,668.84
180+ Days Delinquent	0.13%	24	269,630.91

Total		22,863	208,667,703.41

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 16th day of March, 2006.

JPMorgan Chase Bank, NA (formerly Bank One, NA)
as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President